--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                     --------------------------------------






       Date of Report (Date of earliest event reported) : March 21, 2002


--------------------------------------------------------------------------------
                       MEDSTRONG INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



--------------------------------------------------------------------------------
Delaware                                                              95-4855709
(State or other jurisdiction of incorporation)
(Commission File Number)                       (IRS Employer identification No.)
--------------------------------------------------------------------------------
500 Silver Spur Road, Suite 303,
Rancho Palos Verdes, CA                                                   90274
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:  (310) 544-9900
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENT

     On February 7, 2002 MedStrong issued a press release announcing that it had signed a letter of intent to acquire ElderPairs, Inc., a privately held company that provides in-home living services to the elderly. However, on of April 11, 2002, MedStrong issued a press release announcing that it had withdrawn its offer to acquire ElderPairs, Inc. MedStrong made this determination after its review of ElderPairs' operating results in the course of its due diligence. MedStrong may in the future pursue a transaction with ElderPairs on different terms.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1     Filed herewith is the Company's press release dated April 10, 2002.

99.2     Filed herewith is the Company's press release dated March 21, 2002.

99.3     Filed herewith is the Company's press release dated April 18, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MEDSTRONG INTERNATIONAL CORPORATION




Date:  April 19, 2002                         /s/ Jerry R. Farrar
                                             -----------------------------------
                                             Jerry R. Farrar, President